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                                                                   Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 11, 1998 included in Altron, Inc.'s Form 10-K for the year ended January 3, 1998 and to all references to our Firm included in this registration statement.


                                                /s/ Arthur Andersen LLP
                                                -------------------------
                                                ARTHUR ANDERSEN LLP


Boston, Massachusetts
October 26, 1998